                                                                      Exhibit 99

LEHMAN BROTHERS INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(PRELIMINARY AND UNAUDITED)
(IN MILLIONS)
                                                                     Three Months         Three Months Ended March 31, 1993
                                                                        Ended          ----------------------------------------
                                                                       March 31,         Lehman       Businesses
Revenues:                                                                1994          Businesses        Sold        Historical
                                                                       ------          ----------     ----------     ----------
            Commissions                                                 $  121             $  106         $  364         $  470
            Market making and principal transactions                       276                258            155            413
            Investment banking                                             137                131             64            195
            Interest and dividends                                       1,353              1,160             66          1,226
            Other                                                           14                 14            171            185
                                                                      --------            -------         ------         ------
               Total revenues                                            1,901              1,669            820          2,489
            Interest expense                                             1,254              1,055             62          1,117
                                                                      --------            -------         ------         ------
               Net revenues                                                647                614            758          1,372
                                                                      --------            -------         ------         ------
Non-interest expenses:
            Compensation and benefits                                      336                363            509            872
            Communications                                                  37                 36             51             87
            Occupancy and equipment                                         25                 25             41             66
            Depreciation and amortization                                   26                 19             20             39
            Advertising and market development                              23                 24             16             40
            Brokerage, commissions and clearance fees                       36                 32             (9)            23
            Professional services                                           28                 24             17             41
            Other                                                           44                 24             51             75
            Severance                                                       27
            Loss on sale of Shearson                                                                         535            535
            Reserves for non-core businesses                                                   21            120            141
                                                                      --------            -------         ------         ------
                Total non-interest expenses                                582                568          1,351          1,919
                                                                      --------            -------         ------         ------
            Income (loss) from continuing operations
                before taxes, cumulative effect of change
                in accounting principle and preferred
                dividend of subsidiary                                      65                 46           (593)          (547)
            Provision for income taxes                                      24                 21             81            102
                                                                      --------            -------         ------         ------
            Income (loss) from continuing operations
                before cumulative effect of change in
                accounting principle and preferred
                dividend of subsidiary                                      41                 25           (674)          (649)
            Income from discontinued operations, net:
               Income from operations                                                                         24             24
               Gain on disposal                                                                              165            165
                                                                      --------            -------         ------         ------
                                                                                                             189            189
            Income (loss) before cumulative effect of
                change in accounting principle and
                preferred dividend of subsidiary                            41                 25           (485)          (460)
            Cumulative effect of change in accounting
                principle                                                  (13)
            Preferred dividend of subsidiary                                17                 17                            17
                                                                      --------            -------         ------         ------
            Net income (loss)                                          $    11            $     8         $ (485)        $ (477)
                                                                      ========            =======         ======         ======

Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.